Statements of Financial Condition (USD $)	Dec. 31, 2014	Dec. 31, 2013
Trading Equity:
Unrestricted cash	$ 145,034,785	$ 156,238,893
Restricted cash	22,479,675	29,924,799
Total cash	167,514,460	186,163,692
Net unrealized gain on open contracts	10,991,449	8,014,894
Total Trading Equity	178,505,909	194,178,586
Interest receivable	813	1,722
Total Assets	178,506,722	194,180,308
LIABILTIES
Redemptions payable	2,217,518	3,710,954
Accrued placement agent fees	285,638	547,086
Accrued brokerage fees	285,638	324,198
Accrued management fees	249,934	324,198
Total Liabilities	3,038,728	4,906,436
PARTNERS' CAPITAL
Limited Partners (6,404,822.920 and 8,627,682.375 Units, respectively)	173,548,977	186,979,337
General Partner (70,821.303 and 105,875.441 Units, respectively)	1,919,017	2,294,535
Total Partners' Capital	175,467,994	189,273,872
Total Liabilities and Partners' Capital	$ 178,506,722	$ 194,180,308
NET ASSET VALUE PER UNIT (in dollars per unit)	$ 27.10	$ 21.67